                              GREY ADVERTISING INC.

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a party other than the Registrant  [_]

Check the appropriate box:

   [X]  Preliminary Proxy Statement             [_] Confidential, for Use of
                                                    the Commission Only (as
                                                    permitted by Rule 14a-6(s)
                                                    (s))

   [_]  Definitive Proxy Statement

   [_]  Definitive Additional Materials

   [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              GREY ADVERTISING INC.
                 (Name of Registrant as Specific In Its Charter)

     ---------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X] No fee required.

   [_] Fee computed on table below per Exchange Act Rules (14a-6(I)(1) and 0-11.

             (1) Title of each class of securities to which transaction applies:

             (2) Aggregate number of securities to which transaction applies:

             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determine):

             (4) Proposed maximum Aggregate value of transaction.

             (5) Total fee paid:

   [_] Fee paid previously with preliminary materials:

   [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                (1)    Amount previously paid:

                (2)    Form, Schedule or Registration Statement No.:

                (3)    Filing Party:

                              GREY ADVERTISING INC.
                                777 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 28, 2000

To the Stockholders of
   Grey Advertising Inc.

       The Annual Meeting of Stockholders of Grey Advertising Inc. ("Company") will be held at the Company's San Francisco, California office, 58 Maiden Lane, San Francisco, California, on June 28, 2000 at 8:00 A.M., local time, for the following purposes:

      (1)      To elect one director to hold office for a three year term.

      (2) To consider and take action on a proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company.

      (3) To consider and take action on a proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock and Limited Duration Class B Common Stock, to decrease the par value per share of existing shares and to make related changes.

      (4) To consider and take action on a proposal to amend the Company's 1994 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder.

      (5) To consider and take action on a proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for 2000.

      (6) To transact such other business as may properly come before the meeting.

       Holders of record of the Company's Common Stock and Limited Duration Class B Common Stock at the close of business on May 25, 2000, and holders of the Company's Preferred Stock, will be entitled to vote at the meeting.

                                            By Order of the Board of Directors

                                            Steven G. Felsher
                                            Secretary

New York, New York
June 2, 2000

PLEASE SPECIFY YOUR CHOICES, DATE AND SIGN THE ENCLOSED PROXIES AND MAIL THEM PROMPTLY IN THE ENCLOSED ENVELOPE.

                              GREY ADVERTISING INC.
                                777 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 546-2000

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 28, 2000

       This Proxy Statement is being mailed to stockholders on or about June 2, 2000 in connection with the solicitation of proxies by the Board of Directors of Grey Advertising Inc. ("Company") for the Annual Meeting of Stockholders to be held at the Company's San Francisco, California office, 58 Maiden Lane, San Francisco, California, on June 28, 2000 at 8:00 A.M., local time, and at any and all adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders.

       Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its exercise. A stockholder may effect revocation of a proxy by delivering written notice to the Secretary of the Company, by giving a later-dated proxy or by attending the meeting and voting in person. All properly executed, unrevoked proxies will be voted as specified. Unless contrary directions are given, proxies will be voted for the election of the nominee for director proposed by the Board of Directors and in favor of the proposals set forth in the notice. Shares represented by executed proxies received by the Company will be counted for a quorum regardless of how or whether such shares are voted on any particular matter. Where nominee stockholders of record do not vote on specific issues because they did not receive instructions, such "non-votes" will not be treated as votes cast or shares present for such issues. The affirmative vote of the holders of a plurality of the votes cast is required in the election of directors. The vote required to approve the other matters to be voted on at the meeting, as well as the effect of abstentions and broker non-votes, is set forth in the sections describing such matters.

THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 ("10-K"). STOCKHOLDERS DESIRING TO OBTAIN A COPY OF THE 10-K SHOULD ADDRESS WRITTEN REQUESTS TO MS. LINDA M. FOX, ASSISTANT SECRETARY, GREY ADVERTISING INC., 777 THIRD AVENUE, NEW YORK, NEW YORK 10017.

VOTING SECURITIES

       Holders of record of the Company's Common Stock and Limited Duration Class B Common Stock ("Class B Stock") at the close of business on May 25, 2000, and holders of the Company's Preferred Stock, will be entitled to vote at the meeting. On May 25, 2000, the Company had outstanding [ ] shares of Common Stock and [ ] shares of Class B Stock. The Company also has outstanding and entitled to vote at the meeting 20,000 shares of its Series I Preferred Stock, and 5,000 shares each of its Series II Preferred Stock and Series III Preferred Stock. At the meeting, each share of Common Stock will be entitled to one vote; each share of Class B Stock will be entitled to ten votes; and each share of Preferred Stock will be entitled to eleven votes.

       To the knowledge of the Board of Directors, as of the record date, no stockholder owned of record or beneficially more than 5% of the Company's outstanding shares of Common Stock, Class B Stock or Preferred Stock except as indicated below:


                                                                         AMOUNT OF SHARES
                                   NAME AND ADDRESS                        AND NATURE OF
TITLE OF CLASS                       OF RECORD OR                          BENEFICIAL OR
--------------                     BENEFICIAL OWNER                           RECORD                          PERCENTAGE
                                   ----------------                         OWNERSHIP                         OF CLASS
                                                                         ----------------                     ----------

Common Stock             Edward H. Meyer, as Voting                         144,687(a)                             14.3
                         Trustee under a Voting Trust
                         Agreement, dated as of
                         February 24, 1986, and as
                         subsequently amended ("Voting
                         Trust Agreement"), among the
                         Voting Trustee, the Company
                         and the Beneficiaries of the
                         Voting Trust Agreement
                         777 Third Avenue, New York,
                         New York 10017

                         Edward H. Meyer                                    205,248(b)                             20.3
                         777 Third Avenue
                         New York, New York 10017

                         The Committee Administering
                         the Company's Employee Stock                        36,530(c)                              3.6
                         Ownership Plan
                         777 Third Avenue
                         New York, New York 10017

                         Ariel Capital Management, Inc.                     175,781(d)                             17.4
                         307 North Michigan Avenue
                         Chicago, Illinois  60601

                         Tweedy Browne Company L.P.                          69,620(e)                              6.9
                         52 Vanderbilt Avenue
                         New York, New York 10017

                         All executive officers and                         309,331(f)                             30.6
                         directors as a group


Class B Stock            Edward H. Meyer, as Voting                         142,583(a)                            61.2
                         Trustee under the Voting
                         Trust Agreement
                         777 Third Avenue
                         New York, New York 10017

                         Edward H. Meyer                                    135,617(b)                            58.2
                         777 Third Avenue
                         New York, New York 10017

                         The Committee Administering                         56,944(c)                            24.4
                         the Company's Employee Stock
                         Ownership Plan
                         777 Third Avenue
                         New York, New York 10017

                         All executive officers and                         226,191(f)                            97.0
                         directors as a group

Series I, Series
II and Series
III Preferred            Edward H. Meyer                                     30,000(g)                           100.0
Stock                    777 Third Avenue
                         New York, New York 10017


----------
(a) Represents voting power only. Does not include shares issuable upon exercise or conversion of options or other securities which are contractually bound to be deposited pursuant to the Voting Trust Agreement. In general, investment power over the shares deposited in the voting trust established pursuant to the Voting Trust Agreement is retained by the several beneficiaries of the Voting Trust Agreement. (See "Certain Relationships and Related Transactions" below.)

(b) Includes shares of Common Stock and of Class B Stock, as the case may be, issuable upon conversion of the Company's 8-1/2% Convertible Subordinated Debentures owned by Mr. Meyer, shares of Common Stock issuable upon exercise of stock options which are currently exercisable (after giving effect to the assumed conversion and exercise thereof), and Mr. Meyer's beneficial interest in shares of Common Stock and Class B Stock deposited by him pursuant to the Voting Trust Agreement as to which he retains investment power. Does not include shares of Common Stock (3.6% of such class) and Class B Stock (24.4%) held in the Company's Employee Stock Ownership Plan as to which Mr. Meyer exercises shared voting power by virtue of his membership on the committee charged with its administration. Does not include shares of Common Stock, Class B Stock and shares of Common Stock issuable upon exercise of stock options, held in trust for Mr. Meyer's children which have been deposited in the voting trust under the Voting Trust Agreement, or shares of Common Stock or of Class B Stock as to which Mr. Meyer exercises voting power by virtue of being the Voting Trustee under the Voting Trust Agreement (other than shares deposited in the Voting Trust by Mr. Meyer).

(c) The committee which administers the Company's Employee Stock Ownership Plan exercises voting power over shares held in such plan, and is comprised of Mr. Meyer and Steven G. Felsher.

(d) Information based on the Company's understanding of publicly-filed material. Ariel Capital Management, Inc., a registered investment advisor, together with a related entity, on behalf of its clients, has sole or shared dispositive and voting power with respect to the shares listed.

(e) Information based on the Company's understanding of publicly-filed material. Tweedy Browne Company L.P., a registered investment advisor, together with a related entity, on behalf of its clients, has sole or shared dispositive and voting power with respect to the shares listed.

(f) Includes shares of Common Stock (3.6% of such class) and of Class B Stock (24.4%), as the case may be, as to which certain executive officers exercise shared voting power by virtue of their membership on the committee administering the Company's Employee Stock Ownership Plan. Includes shares of Common Stock and Class B Stock as to which the Voting Trustee (Mr. Meyer) under the Voting Trust Agreement exercises voting power. Includes shares of Common Stock and of Class B Stock issuable upon conversion of the Company's 8-1/2% Convertible Debentures owned by Mr. Meyer and shares of Common Stock issuable upon exercise of stock options which are exercisable by beneficiaries under the Voting Trust Agreement who are obliged, under the terms of the Voting Trust Agreement, to deposit shares in the voting trust acquired subsequent to the execution of the Voting Trust Agreement, after giving effect to the assumed conversion and exercise thereof. Does not include shares of Common Stock issuable to beneficiaries under the Voting Trust Agreement upon exercise of stock options which are not presently exercisable.

(g) Represents 20,000 of Series I Preferred Stock, and 5,000 shares of each of the Company's Series II and Series III Preferred Stock, of which classes Mr. Meyer owns 100% of the outstanding shares.

                              ELECTION OF DIRECTOR

       The Board of Directors presently consists of four members, one of whom is elected by the holder of the Series I Preferred Stock, and three of whom, divided into three classes, are elected by the holders of the Common Stock, the Class B Stock and the Preferred Stock voting together. At each Annual Meeting of Stockholders, a director of one class is elected to serve for a three-year term or until the election of his successor.

       Edward H. Meyer has been nominated to be elected at the meeting to serve as a director until the Annual Meeting of Stockholders to be held in 2003. Mr. Meyer is currently serving on the Board.

       The Company's Certificate of Incorporation provides for cumulative voting for elections of directors. Therefore, if more than one director is being elected at a meeting, each stockholder is entitled to cast as many votes as shall equal the number of votes represented by the shares owned by such stockholder multiplied by the number of directors to be elected and such stockholder may cast all of such votes for a single nominee for director, or may distribute them among the number of nominees, as the stockholder determines.

       Information relating to Mr. Meyer and to the directors not standing for election who will continue in office following the meeting is set forth below. Each person listed below is currently a director of the Company.





                                                                                                     TERM
                                                                                                     OFFICE
                                                                             DIRECTOR                WILL
     NAME(a)                    AGE           OCCUPATION(b)                    SINCE                 EXPIRE
     -------                    ---           -------------                  ---------               ------

Mark N. Kaplan ...              70          Of counsel, Skadden,              1973                   2002
                                            Arps, Slate,
                                            Meagher & Flom
                                            LLP, law firm (d)

Edward H. Meyer....             73          Chairman of the                   1961                   2000
                                            Board, President
                                            and Chief
                                            Executive Officer

Richard Reiss, Jr....           56          Chairman, Georgica                1999                 - (h)
                                            Advisors  LLC, a
                                            private investment
                                            fund

John Shannon......              63          President,                        1991                   2001
                                            Grey-International





                                NO. OF SHARES OF               PERCENT OF
                                  VOTING STOCK                 VOTES CAST
                                      OWNED                    BY VOTING
     NAME(a)                    BENEFICIALLY(c)                  SHARES
     -------                    ---------------               ----------

Mark N. Kaplan ...                    2,200(e)                   -(f)




Edward H. Meyer....                 560,822(g)                 71.64




Richard Reiss, Jr....                2,000(i)                   -(f)






John Shannon......                  1,000                       -(f)






-----------
   (a) There is no family relationship between any director and any other director or executive officer of the Company.

   (b) The positions of Messrs. Meyer and Shannon are with the Company, and each has served the Company for more than the past five years.

        Mr. Kaplan also serves on the boards of directors of American Biltrite Inc., autobytel.com inc., Congoleum, Inc., DRS Technologies, Inc., REFAC Technology Development Corporation and Volt Information Sciences, Inc.

        Mr. Meyer is also a director of Ethan Allen Interiors, Inc. and Harman International Industries, Inc.

        Mr. Reiss is also a director of Lazard Funds, Inc., O'Charley's Inc. and RFS Hotel Investors Inc.

  (c) Represents beneficial interests in shares of the Company's Common Stock, Class B Stock, and Series I, II and III Preferred Stock. (See "Voting Securities" above.) Information is as of the record date.

  (d) Skadden, Arps, Slate, Meagher & Flom LLP, a law firm to which Mr. Kaplan is of counsel, has provided certain legal services to the Company in 1999 and 2000.

  (e) Mr. Kaplan owns 1,100 shares of each of the Common Stock and of the Class B Stock.

  (f)   Represents less than 1.0% of the votes entitled to be cast.

  (g) Mr. Meyer owns beneficially 104,684 shares of Common Stock and 110,053 shares of Class B Stock, as to which he, as the Voting Trustee under the Voting Trust Agreement, exercises voting power, and 20,000 shares of the Series I Preferred Stock, and 5,000 shares of each of the Series II and of the Series III Preferred Stock, representing approximately 10.3%, 47.2%, 100%, 100% and 100% of each class, respectively. Also includes other shares held pursuant to the Voting Trust Agreement, as to which Mr. Meyer, as the Voting Trustee, exercises voting power, and shares of Common Stock and Class B Stock held in the Company's Employee Stock Ownership Plan as to which Mr. Meyer exercises shared voting power by virtue of his membership on the committee charged with its administration. Also includes shares of Common Stock (2.5%) and Class B Stock (11.0%) issuable on conversion of the Company's 8-1/2% Convertible Subordinated Debentures owned by Mr. Meyer after giving effect to the assumed conversion thereof and shares of Common Stock (7.4%) issuable upon exercise of currently exercisable stock options owned by Mr. Meyer and shares of Common Stock issuable upon the exercise of stock options which are exercisable by beneficiaries under the Voting Trust Agreement after giving effect to the assumed exercise thereof. Does not include shares of Common Stock issuable to beneficiaries under the Voting Trust Agreement upon exercise of stock options which are not presently exercisable.

  (h) Mr. Reiss had been elected by the holder of the Series I Preferred Stock and serves until the election of his successor.

  (i)   Mr. Reiss owns 2,000 shares of Common Stock.

       The Board of Directors has no reason to believe Mr. Meyer will for any reason be unable to serve as a director. If, however, Mr. Meyer becomes unavailable to serve for any reason, it is the intention of the persons named in the enclosed form of proxy, unless otherwise instructed by stockholders, to vote such proxy for the election of such other person as the Board of Directors may in its discretion recommend.

       Directors who are not employees of the Company receive a fee of $4,500 per quarter and a fee of $3,000 for each meeting of the Board attended. Directors who are also employees receive no remuneration for serving on the Board. Under an agreement with the Company, Mr. Kaplan has elected to have payment of his director's fees deferred until he retires from the Board.

       During 1999, the Board met four times. Each director attended all of the meetings of the Board. The Audit Committee, which is comprised of Messrs. Kaplan and Reiss, reviews the services of the Company's independent auditors, the preparation of the Company's financial statements and the maintenance of internal controls by the Company. Messrs. Kaplan and Reiss also comprise the Company's Compensation Committee, which is charged with overseeing matters relating to senior executive compensation. The Company does not have a standing nominating committee. Members of the Audit Committee and the Compensation Committee receive $1,000 for attendance at each meeting of each such committee which does not fall on the same day as a meeting of the Board.

                           REMUNERATION OF MANAGEMENT

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

       The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of its Chief Executive Officer and each of the four other most highly compensated executive officers of the Company with respect to the three most recently completed fiscal years of the Company, except as indicated below:


                                                 ANNUAL COMPENSATION
                                                 -------------------

             NAME AND
             POSITION               YEAR            SALARY(2)             BONUS(2)
             --------               ----            ---------             --------

     Edward H. Meyer                1999      $     2,900,000           $ 250,000
     Chairman,                      1998            2,900,000             400,000
     President                      1997            2,575,000             475,000
     and Chief
     Executive Officer

     Robert L. Berenson             1999      $      625,000            $ 170,000
     President                      1998             625,000              220,000
     Grey-N.Y                       1997             540,000              310,000

     J. Alec Gerster                1999      $      400,000            $ 130,000
     Executive                      1998             400,000              170,000
     Vice President                 1997             400,000              175,000

     Stephen A. Novick              1999      $      825,000            $ 100,000
     Executive                      1998             825,000              125,000
     Vice President                 1997             825,000              150,000

     John Shannon                   1999      $      600,730         $    165,320
     President,                     1998             600,730              220,320
     Grey-International             1997             568,898              262,400






                                                        LONG-TERM COMPENSATION
                                                        ----------------------
                                                                 ALL
             NAME AND                     REST.                 STOCK                 OTHER
             POSITION                    STOCK($)             OPTIONS(#)              COMP.(1)
             --------                    --------             ----------              --------

     Edward H. Meyer                    -0-                     -0-              $      912,520
     Chairman,                          -0-                   30,000                  1,395,597
     President                          -0-                     -0-                   1,584,347
     and Chief
     Executive Officer

     Robert L. Berenson                 -0-                     -0-              $      280,659
     President                          -0-                     -0-                     356,597
     Grey-N.Y                           -0-                     -0-                     380,854

     J. Alec Gerster                    -0-                     -0-              $      143,513
     Executive                          -0-                     500                     191,119
     Vice President                     -0-                     -0-                     219,140

     Stephen A. Novick                  -0-                     -0-              $      205,412
     Executive                          -0-                     -0-                     432,401
     Vice President                     -0-                     -0-                     495,207

     John Shannon                       -0-                     -0-              $       61,741
     President,                         -0-                     500                      82,492
     Grey-International                 -0-                     -0-                      65,982


(1) All Other Compensation includes: (i) contributions of $6,300 in 1999 to the Company's qualified defined contribution plans on behalf of the named executives other than Mr. Shannon, who, as a United Kingdom resident, participated in local pension programs to which he contributed funds from his salary compensation; (ii) amount shown for Mr. Shannon represents deferred compensation pursuant to a subsidiary-sponsored program for United Kingdom executives; (iii) respective insurance premium expense coverage or reimbursement of $79,870, $19,359, $7,213 and $24,112 in 1999, for Messrs. Meyer, Berenson, Gerster and Novick; (iv) accruals in the amounts of $164,400 for Mr. Meyer in 1999 generally in respect of amounts which would have been allocated to Mr. Meyer's accounts under the Company's qualified defined contribution programs for such year but for certain limitations determined under the federal tax laws; (v) respective allocations under the Company's Senior Management Incentive Plan ("SMIP") for 1999 for Messrs. Berenson, Meyer, Gerster and Novick of $130,000, $661,950, $130,000 and $175,000; (vi) $150,000 of loan forgiveness in
      1998 and $125,000 of loan forgiveness effected for 1999 in respect of Mr. Berenson's indebtedness to the Company; and (vii) $200,000 of loan forgiveness effected in early 1999 in respect to Mr. Novick's indebtedness to the Company.

(2) Includes amounts paid into a deferred compensation trust on Mr. Meyer's behalf in 1999 and amounts deferred on behalf of Messrs. Berenson and Novick pursuant to Section 162(m) of the Internal Revenue Code. (See "Certain Relationships and Related Transactions.")

AGGREGATE OPTIONS EXERCISED IN 1999 AND STOCK OPTION VALUES AS AT DECEMBER 31, 1999(1)


                                                                                                                   VALUE OF
                                                                                    NUMBER OF                    UNEXERCISED
                                                                                   UNEXERCISED                  IN-THE-MONEY
                                                                                   OPTIONS AT                    OPTIONS AT
                                                                                 DECEMBER 31, 1999              DECEMBER 31, 1999
                                    SHARES                                  ----------------------------     -----------------------
                                   ACQUIRED                 VALUE                   EXERCISABLE/                 EXERCISABLE/
          NAME                    ON EXERCISE            REALIZED(2)                UNEXERCISABLE                UNEXERCISABLE
------------------------     --------------------    ------------------    ------------------------------    ----------------------

Edward H. Meyer                       --                     --                         75,000/0                  $14,372,500/0
Robert L. Berenson                    --                     --                          0/5,000                   0/$1,257,500
J. Alec Gerster                       --                     --                          0/3,000                     0/$662,500
Stephen A. Novick                     --                     --                          0/3,500                     0/$880,250
John Shannon                          --                     --                          0/2,500                     0/$536,750

(1) All options relate to shares of Common Stock.

(2) "Value Realized" represents the market price of the Common Stock on the date of exercise less the exercise price paid.

OPTION GRANTS IN THE LAST FISCAL YEAR

No options were granted to any of the named executive officers during 1999.

                          COMPENSATION COMMITTEE REPORT

                            ON EXECUTIVE COMPENSATION

       The Compensation Committee is comprised of the Company's outside directors, Mark N. Kaplan and Richard R. Reiss, Jr. Mr. Reiss joined the Committee in September 1999 after his election to the board in May 1999, following the death of Richard Shinn. Mr. Kaplan has served on the Committee for many years. The Committee is responsible for the establishment of the goals of the Company's compensation practices and the implementation of compensation programs that further these goals. It reviews regularly the development of the Company's operations, its revenue and profit performance, its prospects for growth, the general trends in the advertising agency industry and the particular needs of the Company.

       The Committee reviews and approves allocations under several long-term deferred and current compensation programs. These programs, which utilize both cash and stock awards, are designed to foster the retention of key management personnel and a strong commitment by the Company's senior executives to the interests of the Company's stockholders, clients and business, by rewarding excellent performance with current compensation, enhancing motivation for continued profit performance, and encouraging a strong community of interests with the Company's stockholders through share awards.

       These are particularly important, and not readily subject to a short-term formula approach, in the advertising industry where compensation is heavily negotiated and where there is great demand for talented people, thus resulting in a high potential for executive turnover. The Committee believes that the programs adopted by the Company have been helpful in retaining and motivating its executive officers.

       The Company's executive officers, as disclosed in this proxy statement, own a substantial interest in the Company's stock, a significant portion of which was acquired over many years through a number of the Company's stock programs. This indicates the importance which the Company places on management having the same interests as stockholders generally.

       A significant portion of the executives' total compensation is provided through payment of discretionary annual bonuses and through allocations under the Company's 1998 Senior Management Incentive Plan (the "1998 SMIP") which are intended to create incentives to improve growth and profitability. In granting annual bonuses, the Committee considers the results of operations of the Company, the executives' relative contribution to the Company's overall success, the need for executives to believe they are compensated competitively, the need for bonuses to be scaled to reflect seniority and contribution, and other relevant factors. In addition, in 1999, advertising industry professionals were subject to the increased recruiting efforts by internet businesses and an increased demand for highly qualified people generally. As a result, increases in both cash and stock compensation were approved consistent with the recommendations of the Chief Executive Officer to ensure the retention of key executives of the Company.

       The Company faced several challenges during the year, including difficult conditions in a number of markets in which the Company operates, the loss of certain clients in the Company's advertising agency business in 1998 which were not replaced fully, the continued losses at certain of its international operations, and the associated costs incurred to address those international operations. As a result net income was lower than in the prior year. Mr. Meyer's bonus for 1999 was $250,000, a decrease of $150,000 from his bonus for 1998 which the Committee believed was an appropriate reduction consistent with the decline in the Company's profitability for 1999. In determining the bonus to Mr. Meyer, nevertheless, the Committee recognized that Mr. Meyer continues to have strong relationships with key clients of the Company, plays an important leadership role in the Company, and that Mr. Meyer undertook positive initiatives to return the Company to better levels of performance. The Committee also recognizes the increasingly costly marketplace for senior executive talent in the advertising agency industry generally and the necessity for the Company to remain competitive. In determining Mr. Meyer's compensation elements, the Committee considered the performance of the Company and the compensation of other chief executive officers generally, as such data is publicly available and set forth in various compilations. The Committee further considered that Mr. Meyer has been employed by the Company since 1956 and has served as the Chief Executive Officer since 1971, and that

Mr. Meyer has helped the Company to build a solid foundation for the Company's growth. The Committee also considered Mr. Meyer's long-term contributions in creating value for the Company and its stockholders by establishing and maintaining many significant client relationships, and by overseeing the Company's expansion into new disciplines and parts of the world.

       Under the 1998 SMIP, as approved by the Company's stockholders, participants are credited with compensation in an aggregate amount equal to 12% of the Company's pre-tax operating earnings for each year from 1998 through 2002. Because of Mr. Meyer's senior position and his substantial interest in the equity of the Company, the Committee awarded Mr. Meyer with respect to 1999 an amount corresponding to 15% of the aggregate amount credited for 1999 under SMIP.

       The income laws deny tax deductions to publicly-held corporations for annual compensation paid to certain executive officers in excess of $1,000,000, subject to certain exceptions. The Committee believes the Company should take appropriate steps to be in a position to preserve the tax deductibility of compensation payments, to the extent such steps are consistent with providing competitive compensation to its executives and the Company otherwise satisfies the requirements of the tax law. Thus, to satisfy the requirements of the tax law, the Committee submitted to, and secured the approval of, the stockholders at the 1994 annual meeting of stockholders, the Company's stock compensation and incentive plans designed to comply with such tax laws. In addition, and for the same purpose, as discussed below, the Company has entered into arrangements with Mr. Meyer, and deferred certain compensation for Messrs. Berenson and Novick to ensure continued compliance in the future.

                                             Mark N. Kaplan
                                             Richard R. Reiss, Jr.

SENIOR EXECUTIVE OFFICER POST-EMPLOYMENT COMPENSATION PLAN; PENSION ARRANGEMENTS

       The Senior Executive Officer Post-Employment Compensation Plan provides that certain qualified officers of the Company and its subsidiaries will be entitled upon retirement at or after the age of 60 to a lifetime supplemental pension of a maximum of $60,000 per year depending, in part, upon the date of retirement. Persons who are executive vice presidents of the Company, or more senior, or are designated senior executive officers of certain of the Company's subsidiaries, and who have met certain age and length of service requirements, and have been designated by the Board of Directors of the Company, are participants under the plan. In addition, a surviving spouse of a recipient of a pension under the plan is entitled to an annual pension equal to a maximum of $30,000 depending, in part, upon the date of retirement of the deceased participant, for the shorter of such spouse's life and 20 years. Each of the named executives (other than Mr. Shannon) is a participant in the plan. In addition, the Company has certain understandings whereby certain additional pension amounts may be paid to Messrs. Berenson and Novick. Furthermore, in 1999, the Company agreed to make certain payments ("pension deposits") to a rabbi trust established with the United States Trust Company of New York which would be used to fund a pension obligation to be payable to Mr. Meyer over the eleven year period following the normal expiration of his current employment agreement ("pension period"). The initial pension deposit, made with respect to 1997, was $1,040,000 and annual pension deposits of $360,000 have been and are scheduled to be made through 2002 contingent on Mr. Meyer's continued employment. The amount of the pension to be paid to Mr. Meyer will be dependent on, and be limited to, the funds in the rabbi trust during the pension period. In addition, upon termination of Mr. Meyer's employment prior to the commencement of the pension period or upon his death, any undistributed funds in the rabbi trust would be paid to Mr. Meyer or his estate, as the case may be, in satisfaction of any future obligations with respect to this pension.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       The Company has an agreement with Mr. Berenson providing for his continued employment with the Company through December 31, 1999 at an annual salary of $625,000 per year. In 1995, the Company loaned Mr. Berenson $125,000 which is forgivable by the Company assuming Mr. Berenson's continued employment through 1999. During 1996, the Company loaned Mr. Berenson $700,000, $200,000 of which is forgivable by the Company assuming Mr. Berenson's continued employment through 2003 and $500,000 of which is forgivable by the Company assuming Mr. Berenson's employment through 2004. In addition, upon a change in control of the Company and the involuntary termination of Mr. Berenson's employment or material diminution of his status, he shall be entitled to continued salary for one year following such event and the immediate vesting of all of his currently-held theretofore unvested stock options and allocations under SMIP, and the forgiveness of the outstanding loans detailed above.

       In 1994 the Company agreed to lend to Mr. Novick $600,000 to acquire a new residence intended to be used, in part, for business entertaining. This loan was forgivable in three installments of $200,000 at the end of each of 1996, 1997, and 1998, provided Mr. Novick was then employed by the Company. In early 1999 the Company forgave the then remaining $200,000 of the loan.

       The Company has an employment agreement with Mr. Meyer, which provides for Mr. Meyer's employment with the Company through December 31, 2002. The agreement also provides for a minimum annual salary of $2,900,000 for Mr. Meyer's services as Chief Executive Officer. If the Company terminates Mr. Meyer's full-time employment as Chief Executive Officer without cause (as defined in the agreement), or if Mr. Meyer effects such termination due to a change of control of the Company or other good reason specified in the agreement, Mr. Meyer will receive $3,000,000 in consideration of his employment. The agreement further provides that the Company will defray premiums on life insurance policies on Mr. Meyer's life payable to a beneficiary designated by him; the Company paid $39,283 in premiums in respect of these policies in 1999. The employment agreement also provides that Mr. Meyer may, for a period subsequent to his termination of full-time employment as Chief Executive Officer, provide the Company with consulting services for compensation at the rate of $10,000 per month. If the Company terminates Mr. Meyer's full-time employment as Chief Executive Officer without cause, or if Mr. Meyer effects such termination due to a change in control of the Company or for other good reason, Mr. Meyer will receive a lump sum payment equivalent to his then current aggregate remuneration multiplied by the greater of the number of years remaining in the term of the employment agreement and the number three. In such event, Mr. Meyer will also have an option to sell to the Company each share of the Common Stock and the Class B Stock which he then owns at the per share market value of the Common Stock. Mr. Meyer's agreement also provides that, for the ten year period (subject to reduction or suspension in the event Mr. Meyer becomes disabled or is in breach of his agreement) following his termination of employment, the Company will, among other things, provide Mr. Meyer with an office, and related office staff and facilities, and the continued use of a car and driver. The Company has also agreed to reimburse Mr. Meyer for certain business expenses incurred by him for a ten year period following termination of his employment up to $100,000 per year during the first five years of such period and $50,000 per year during the remainder of such period, with such amounts being adjusted for increases in the consumer price index until the date of termination of his employment. During such ten year period, Mr. Meyer has also been charged with the responsibility of overseeing a certain portion of the Company's charitable contributions and, thus, will see to the contribution to charities of $100,000 per year of the Company's funds during the first five years of the period and of $50,000 per year during the remainder of the period.

       In the context of the agreement extending the term of Mr. Meyer's employment agreement through the date hereinabove mentioned, the Company and Mr. Meyer also reached agreement providing for the deferral of certain compensation otherwise payable to him and the payment of such deferred compensation into a trust, commonly referred to as a rabbi trust, established with United States Trust Company of New York. The purpose of the trust arrangement is to enhance the Company's ability to deduct compensation paid to Mr. Meyer without the application of Section 162(m) of the Internal Revenue Code ("Section") at such time as the monies are paid to Mr. Meyer from the trust. The Section, under certain circumstances, denies a tax deduction to an employer for certain compensation expenses in excess of $1,000,000 per year paid by a publicly-held corporation to certain of its executives. For 1999, all W-2 compensation attributable to Mr. Meyer in excess of $999,700 was deferred and paid into the trust. In 2000 and subsequent years, such compensation as shall be timely elected by Mr. Meyer shall be deferred and paid into the trust provided that no such election shall cause any compensation paid to Mr. Meyer to be non-deductible by reason of the Section. Amounts deferred and paid into the trust shall be paid to Mr. Meyer or to his estate, as the case may be, following the expiration of Mr. Meyer's employment agreement, or the termination of his employment by reason of death or disability. For the purpose of the presentation of Mr. Meyer's compensation in the Summary Compensation Table hereinabove provided, the amounts deferred and paid into the trust are deemed having been paid to Mr. Meyer.

       In 1983, the Company sold and issued $3,025,000 principal amount of its 8-1/2% Convertible Subordinated Debentures, due December 31, 2003, to Mr. Meyer in consideration of a purchase price of equal amount, of which $25,000 was paid in cash and the remainder by delivery of Mr. Meyer's long-term 9% full recourse promissory note in the principal amount of $3,000,000 due December 31, 2004. The Debentures are convertible at any time into one share of Common Stock and one share of Class B Stock, at a current conversion price of $118.33, subject to adjustment upon the occurrence of certain events. During 1992, Mr. Meyer exercised certain stock options which had been granted to him in 1984, and, in connection therewith pursuant to the stock option agreement, issued to the Company his promissory note in the amount of $3,169,690, representing the exercise price in excess of the par value of the shares issued on exercise, which amount was paid in cash, and his promissory note in the amount of $2,339,988, representing the amount of tax required to be withheld in connection with such option exercise. The promissory notes are each full recourse, mature on December 22, 2001 and bear interest at the rate of 6.06% per year. Mr. Meyer is also indebted to the Company in the aggregate amount of $762,950 pursuant to long-term 9%, full recourse promissory notes delivered to the Company in connection with Mr. Meyer's purchase of shares of Series I, II and III Preferred Stock (collectively the "Preferred Stock"). The redemption date of Preferred Stock is fixed at April 7, 2004. The terms of the Preferred Stock also give Mr. Meyer or his estate, as the case may be, the option to require the Company to redeem his Preferred Stock for a period of 12 months following his (i) death,
(ii) permanent disability or permanent mental disability, (iii) termination of full-time employment for good reason or (iv) termination of full-time employment by the Company without cause.

       If Mr. Meyer had been terminated effective December 31, 1999 under circumstances which would have resulted in payment of the special severance detailed in the foregoing description of his agreement, the amount then payable to him would have been $23,472,493. Other than pursuant to the loans described above in connection with Mr. Meyer's securities, and Mr. Berenson's arrangements, no executive named above is indebted to the Company for more than $60,000. Certain key employees of the Company, including the named executives (other than Mr. Shannon) and certain members of their immediate families ("Beneficiaries"), have entered into the Voting Trust Agreement, as amended in 1987 and 1994, pursuant to which the Beneficiaries have deposited the shares of Common Stock and Class B Stock owned by them into a voting trust. The Beneficiaries have also agreed to deposit into the voting trust shares of Common Stock or Class B Stock hereafter acquired by them. The voting trust was extended in 1994 and will continue until 2004. Mr. Meyer has been designated the sole Voting Trustee. Beneficiaries retain the sole authority to receive dividends and, in general, to dispose of their shares held in the voting trust. The Company has entered into indemnification agreements with each of the members of the Board of Directors providing, generally, for the fullest indemnification permitted by law.

                                PERFORMANCE GRAPH

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN FOR THE COMPANY, THE SP 500 NDEX AND FIVE OTHER PUBLICLY-TRADED ADVERTISING AGENCIES

[TOTAL SHAREHOLDER RETURNS GRAPH]





                                           ANNUAL RETURN PERCENTAGE
                                           YEARS ENDING

COMPANY NAME / INDEX                       DEC95            DEC96            DEC97           DEC98            DEC99
-------------------------------------------------------------------------------------------------------------------------------

GREY ADVERTISING INC                           35.05            29.18           30.79            12.19            11.17
S&P 500 INDEX                                  37.58            22.96           33.36            28.58            21.04
PEER GROUP                                     34.42            28.86           60.78            44.10            83.26





                                         INDEXED RETURNS
                                BASE       YEARS ENDING
                               PERIOD
COMPANY NAME / INDEX           DEC94       DEC95            DEC96            DEC97           DEC98            DEC99
-------------------------------------------------------------------------------------------------------------------------------

GREY ADVERTISING INC            100           135.05           174.46          228.17           255.98           284.58
S&P 500 INDEX                   100           137.58           169.17          225.60           290.08           351.12
PEER GROUP                      100           134.42           173.21          278.49           401.31           735.43



The Company's peer group is comprised of The Interpublic Group of Companies, Inc., Omnicom Group, Inc., True North Communications, Inc., WPP Group, plc, Cordiant plc for 1993 - 1996, beginning in 1997 Cordiant Communications Group and Saatchi & Saatchi plc, the two companies resulting from the demerger of Cordiant plc in December 1997, and beginning in 1999 Young & Rubicam Inc. The graph assumes the initial investment of $100 on December 31, 1994 and the reinvestment of dividends thereafter.

    APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO
                         CHANGE THE NAME OF THE COMPANY

       The Board of Directors of the Company has approved, and recommends that the stockholders approve the adoption of, an amendment to Article First of the Company's Restated Certificate of Incorporation to change the Company's name from Grey Advertising Inc. to Grey Global Group Inc. A copy of the proposed amendment to Article First of the Restated Certificate of Incorporation is attached as Annex A.

       Over the last decade, the nature of the Company's business has evolved to become increasingly global in nature. At the same time, the services provided to clients involved more communications disciplines and expanded rapidly beyond classic advertising to include a broad range of communication activities. The non-advertising businesses specialize in, among other areas, public relations/public affairs, direct marketing, internet communications, healthcare marketing, and on-line and off-line media services.

       To reflect more accurately the direction of the Company, the nature of the services provided and the growth of substantial business in these developing practices, the Board of Directors believes it is in the best interest of the Company and its stockholders to change the name of the Company to Grey Global Group Inc.

       As reflected in the new name, the Company will now serve as a holding company managing its various operations on a global basis, with the core advertising agency operating as a separate division known as Grey Worldwide. Grey Worldwide, as well as the Company's non-advertising operations, will report to, and benefit from the services provided by, Grey Global Group Inc.

       The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all holders of outstanding shares of Common Stock, Limited Duration Class B Common Stock and Preferred Stock voting together is required to adopt the proposed amendment. Accordingly, broker non-votes and abstentions will have the same effect as a negative vote.

       The Board of Directors of the Company has considered the proposed amendment and, for the reasons described herein, unanimously recommends that the Company's stockholders adopt the proposed amendment to Article First of the Restated Certificate of Incorporation to change the name of the Company as set forth in this Proxy Statement.

     APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION
 TO INCREASE THE NUMBER OF AUTHORIZED COMMON SHARES, TO REDUCE THE PAR VALUE OF
               EXISTING SHARES AND TO MAKE OTHER RELATED CHANGES

       The Board of Directors of the Company has approved, and recommends that the stockholders approve the adoption of, an amendment to Article Fourth of the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock and Limited Duration Class B Common Stock, reduce the par value of existing shares and amend the terms of the Company's outstanding Preferred Stock to provide for equitable adjustments in the event of a stock split or stock dividend relating to the Company's common shares. A copy of the proposed amendment to Article Fourth of the Restated Certificate of Incorporation is attached as Annex B.

       Under the proposed amendment, the number of authorized shares of Common Stock would be increased from ten million (10,000,000) to fifty million (50,000,000), and the number of authorized shares of Limited Duration Class B Common Stock would be increased from two million (2,000,000) to ten million (10,000,000). The number of authorized shares of Preferred Stock would not be affected. The additional shares of Common Stock and Limited Duration Class B Common Stock authorized by the proposed amendment will have the same rights and privileges, respectively, as the shares of Common Stock and Limited Duration Class B Common Stock currently authorized. The shares of Common Stock and Limited Duration Class B Common Stock are collectively referred to as the "Common Equity".

       Although currently authorized shares are sufficient to meet all known needs, the Board of Directors considers it desirable that it have the flexibility to issue an additional amount of shares without further stockholder action unless required by law or the regulations of the exchange or association on which the Company's shares are traded or quoted. This will enhance the Company's flexibility in connection with possible stock splits, stock dividends, acquisitions, financing and other corporate purposes should the Board of Directors deem such actions to be in the best interest of the Company and its stockholders.

       Each of the Company's outstanding classes of shares presently have a par value of $1.00 per share and, as a result, the Company is required to maintain, as stated capital under Delaware law, $1.00 for each share outstanding. Accordingly, if the Board of Directors were to issue additional shares, the Company would need to increase stated capital by $1.00 for each share so issued. To minimize the amount required to be maintained as stated capital and, thereby, increase the funds available under Delaware law for dividends and the repurchase of stock, the proposed amendment would also reduce the par value of each share from $1.00 to $.01. Following the adoption of the proposed amendment, the stated capital of the Company will be adjusted to reflect the reduced par value of the Company's shares.

       The Company presently has outstanding 30,000 shares of Preferred Stock, all of which are held by Edward H. Meyer, the Company's Chairman, President and Chief Executive Officer. As described below, the Board has determined, for the sake of clarity, that modifications to the Preferred Stock are appropriate. The Preferred Stock has rights essentially the same as one share of Common Stock and one share of Limited Duration Class B Common Stock, in respect of voting and dividends, and as contemplated upon issuance, its value is determined with reference to the increase in the per share book value of the Common Stock. In particular, the holder of a share of Preferred Stock is entitled to 11 votes (the same as a holder of one share of Common Stock and one share of Limited Duration Class B Common Stock), dividends equal to the greater of the fixed dividend preference specified in the terms of the Preferred Stock and the dividends paid on two shares of Common Equity, liquidation rights equal to the greater of the liquidation preference amount specified in the terms of the Preferred Stock and the amount received in liquidation by a holder of two shares of Common Equity and a redemption price equal to the book value attributable of two shares of Common Equity at the time of redemption, less a specified amount equal to the discount at which such shares was originally issued. The Board believes the adjustments are technical in nature and appropriate for the sake of clarity.

       To preserve the intent of the Book Value Preferred Stock Plan and to ensure that the holder of the Preferred Stock is treated in a fair and equitable manner, the proposal contemplates that the terms of the Preferred Stock be amended so that following a stock dividend, stock split or similar event the foregoing rights of the Preferred Stock would be equitably adjusted so that the holder of Preferred Stock would be in a position similar to that of a holder of one share of Common Stock and one share of Limited Duration Class B Common Stock who would receive additional shares pursuant to a split or dividend. The proposed amendment would effect all such equitable adjustments other than the one relating to the redemption price, since the adjustment to the redemption price could be effected by Board action, as permitted by the existing terms of the Preferred Stock.

            By amending the Restated Certificate of Incorporation at this time as described in the preceding paragraph, the Company will avoid the delay which would otherwise be involved in having to seek stockholder approval in the future when or if the Board determined to effect a stock split or dividend.

            While the issuance of shares in certain instances could have the affect of forestalling a hostile takeover, the Board does not intend or view the increase in authorized shares as an anti-takeover measure nor is the Company aware of any proposed or contemplated transaction of this type.

            Under the Company's Restated Certificate of Incorporation, the Company's stockholders do not have preemptive rights. Accordingly, should the Board of Directors elect to issue additional shares of Common Equity, existing stockholders would not have any preferential rights to purchase such shares. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on earnings per share, voting power and share holdings of current stockholders.

       The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by all holders of outstanding shares of Common Stock and Limited Duration Class B Common Stock, and the holder of Preferred Stock, each voting as a separate class is required to adopt the proposed amendment. Accordingly, broker non-votes and abstentions will have the same effect as a negative vote.

       The Board of Directors of the Company has considered the proposed amendment and, for the reasons described herein, unanimously recommends that the Company's stockholders adopt the proposed amendment to Article Fourth of the Restated Certificate of Incorporation to allow for an increase the number of authorized shares of Common Stock and Limited Duration Class B Common Stock, reduce the par value of existing shares and amend the terms of the Company's outstanding Preferred Stock to provide for equitable adjustments in the event of a stock split, stock dividend or like event relating to the Company's common shares.

     APPROVAL OF AN AMENDMENT TO THE COMPANY'S 1994 STOCK INCENTIVE PLAN TO
       INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE THEREUNDER

       On June 27, 1994, the stockholders of the Company approved the adoption of the Company's 1994 Stock Incentive Plan ("Plan"). Since then, of the 250,000 shares of Common Stock authorized for issuance under the Plan, 226,424 shares have been issued with respect to past awards. Additional shares are required in order to support the Company's long-term incentive compensation programs and to attract and retain employees. Accordingly, the Board of Directors has approved and recommends to stockholders the authorization of an additional 250,000 shares of Common Stock for issuance under the Plan.

       The following is a description of the material terms of the Plan, and as such is qualified by the actual terms of the Plan, a copy of which is on file with the SEC.

PURPOSE AND ADMINISTRATION

       The purpose of the Plan is to encourage ownership of Common Stock by eligible key employees of the Company and its subsidiaries, and thereby to provide increased incentive for such employees to put forth maximum effort for the success of the Company and its subsidiaries, and to enable the Company better to attract, retain and reward such employees. The Plan is administered by the Compensation Committee ("Committee"). Key employees of the Company and its subsidiaries are eligible to receive awards under the Plan.

AWARDS

       Awards under the Plan may be granted in the form of options or restricted stock, subject to the applicable terms and conditions set forth in the Plan. No employee may be granted options for more than 75,000 shares or more than 75,000 shares of restricted stock over the term of the Plan.

       If there is any change in the Common Stock due to stock dividend, stock split, combination or exchange of shares, or otherwise, the number of shares available for awards, the maximum number of options and shares of restricted stock which may be granted to any one individual, the shares subject to any award and the exercise price applicable to outstanding options will be appropriately adjusted.

       Options granted under the Plan are designated as either "incentive stock options" (within the meaning of Section 422 of the Code) or "nonqualified stock options". Unless sooner terminated by the terms of the Plan or by the terms of any specific grant, each option will expire not later than ten years from the date of grant. Additional requirements apply to options granted to "ten percent stockholders". Options will be exercisable over their term at such times, in such installments and subject to such conditions as the Committee may prescribe. The Plan provides that each option granted to a participant expires if such participant, without the written consent of the Company, engages in any business or activity competitive with the business conducted by the Company or any of its subsidiaries.

       Shares of restricted stock may be sold to participants at a purchase price per share determined by the Committee (which may be less than the then fair market value per share). Shares of restricted stock may be issued or sold under the Plan for a per share purchase price below fair market value only if the Company's "Earnings" for its fiscal year immediately prior to the year of such issuance or sale exceed $15,000,000. "Earnings" for a particular year is defined in the Plan as the Company's net income as determined for financial reporting purposes, determined in accordance with generally accepted accounting principles consistently applied, after deduction of all expenses incurred by the Company, but before deduction of any amounts credited for such year under the Company's 1998 Senior Management Incentive Plan (or any successor plan thereto) and any deduction for the provision for taxes on income. An employee who is granted the right to purchase shares of restricted stock may exercise such right during such period after the time of grant as may be determined by the Committee, provided that he or she is still an employee of the Company or any of its subsidiaries on the date of such exercise.

       Shares of restricted stock issued to or purchased by an employee under the Plan will be subject to such restrictions as may be imposed by the Committee at the time of issuance or at the time of the grant of the right to purchase shares. Such restrictions may vary from employee to employee and may also vary among several grants to the same employee.

AMENDMENT

       The Board may, at any time, terminate, modify, amend or interpret the Plan in any respect, except that any such amendment will be effective only upon stockholder approval if the Board determines that such approval is necessary or appropriate under the circumstances.

NEW PLAN BENEFITS

       Since awards under the Plan are made in the discretion of the Committee, neither the awards that will be made in 2000 nor the awards that would have been made in 1999 had the amendment been in effect are reasonably ascertainable.

FEDERAL INCOME TAX TREATMENT

       The following discussion of certain relevant income tax effects applicable to options and restricted stock granted under the Plan is a brief summary, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

       An optionee generally will not be taxed upon the grant of a nonqualified stock option. Rather, at the time of exercise of such option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the option price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee recognizes ordinary income.

       An optionee generally will not be in receipt of taxable income upon the grant or timely exercise of an incentive stock option. Exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). The tax consequences of an untimely exercise of an incentive stock option will be determined in accordance with the rules applicable to nonqualified stock options. The Company is not entitled to any tax deduction in connection with the grant or exercise of an incentive stock option. However, if the optionee disposes of stock within the holding periods described above, the Company may be entitled to a tax deduction for the amount of ordinary income, if any, realized by the optionee.

       An awardee generally will not be taxed upon the grant of a restricted stock award, but rather will recognize ordinary income in an amount equal to the fair market value of the Company's common stock at the time the shares are no longer subject to a risk of forfeiture. The Company will be entitled to a deduction at the time when, and in the amount that, the awardee recognizes ordinary income.

       On May 1, 2000, the closing price of the Company's Common Stock, as quoted on the NASDAQ National Market System, was $470.00 per share.

       The affirmative vote of the holders of shares entitled to cast a majority of the votes entitled to be cast by holders of outstanding shares of Common Stock, Limited Duration Class B Common Stock and Preferred Stock present and entitled to vote on such matter is required to adopt the proposed amendment. Accordingly, abstentions, but not broker non-votes, will have the same effect as a negative vote.

       The Board of Directors has considered the proposed amendment and, for the reasons described herein, unanimously recommends the approval of the proposed amendment to authorize an additional 250,000 shares of Common Stock for issuance under the Plan.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

       The Board of Directors of the Company has selected its present auditors, the firm of Ernst & Young LLP, as independent auditors to examine and report on the financial statements of the Company for the year ending December 31, 2000. A representative of Ernst & Young LLP is expected to be present at the meeting to make such statements as they deem appropriate and to respond to appropriate stockholder questions. The Board has determined that, although not required, it would be desirable to request from the stockholders an expression as to whether they concur in the foregoing selection. The Board recommends that stockholders vote to ratify such selection. If the holders of a majority of the votes represented at the meeting do not ratify the selection of Ernst & Young LLP, the selection of independent auditors will be reconsidered by the Board. Abstentions will have the same effect as a negative vote, while broker non-votes will be disregarded and have no effect.

The Board of Directors unanimously recommends a vote "FOR" this proposal.

                              STOCKHOLDER PROPOSALS

       Any stockholder who wishes to submit a proposal to be presented at the 2001 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company, at the address of the Company which is given above, so that it is received no later than April 1, 2001.

                             SOLICITATION OF PROXIES

       The solicitation of proxies will be conducted primarily by mail. Employees of the Company, however, may solicit proxies by telephone, other means of communication or personal contact, but at no additional compensation.

                                  OTHER MATTERS

       The Board of Directors is not aware of any other matters which may be brought before the meeting. If other matters not known come before the meeting, the persons named in the accompanying form of proxy or their substitutes will vote such proxy in accordance with their best judgment.

                                                      Steven G. Felsher
                                                      Secretary

June 2, 2000

                                                                  Annex A

              PROPOSED AMENDMENT TO ARTICLE FIRST OF THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION

               FIRST: The name of the corporation (hereinafter called the "Company") is GREY GLOBAL GROUP INC.

                                                                      Annex B

              PROPOSED AMENDMENT TO ARTICLE FOURTH OF THE COMPANY'S
                      RESTATED CERTIFICATE OF INCORPORATION

       FOURTH: The total number of shares of all classes of stock which the Company shall have authority to issue is sixty million five hundred thousand (60,500,000), consisting of fifty million (50,000,000) shares of Common Stock, par value $.01 per share ("Common Stock"), and ten million (10,000,000) shares of Limited Duration Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and five hundred thousand (500,000) shares of Preferred Stock, par value $.01 per share ("Preferred Stock").

       The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of the Preferred Stock, Common Stock and Class B Common Stock of the Company are set forth in the following provisions:

A.          Preferred Stock....

            IV. Series I Preferred Stock. The number of shares constituting the Series I Preferred Stock shall be 20,000, which number may from time to time be decreased (but not below the number then outstanding) by the Board of Directors and the voting power, preferences and relative, participating, optional, dividend and other special rights, and the qualifications, limitations and restrictions of the Series I Preferred Stock and the restrictions on the Corporation in connection with the Series I Preferred Stock shall be as follows:

            1.          Dividends....

                        1C.      Participating  Dividends.  Whenever  there
is a declaration of a dividend upon the Common Equity, there shall also be a declaration of a Participating Dividend upon the Series I Preferred Stock if, at the time of such declaration upon the Common Equity, the Total Dividend Rate multiplied by two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the sum of (i) any prior payment or payments or dividends upon Common Equity during the Dividend Year per share of Common Equity outstanding at the time of such payment or payments ("Prior Common Equity Dividend Payments") and (ii) the amount of any such declaration of a dividend upon the Common Equity per share of Common Equity outstanding at the time of such declaration ("Common Equity Dividend Declaration"), is greater than the sum of any prior payment or payments of Preferential Dividends upon Series I Preferred Stock during the Dividend Year per Share outstanding at the time of such payment or payments ("Prior Preferential Dividend Payments") and any prior payment or payments of Participating Dividends upon Series I Preferred Stock during the Dividend Year per Share outstanding at the time of such payment or payments ("Prior Participating Dividend Payments"). If there shall be a declaration of a Participating Dividend as aforesaid, (a) the amount of such Participating Dividend during any Dividend Year shall be equal to the Total Dividend Rate multiplied by two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the sum of the Prior Common Equity Dividend Payments and the Common Equity Dividend Declaration, minus the sum of the Prior Preferential Dividend Payments and the Prior Participating Dividend Payments; and (b) payment of such Participating Dividend shall be made on the date that payment of the corresponding dividend upon the Common Equity is made. The foregoing notwithstanding, the holders of Series I Preferred Stock shall not be entitled to participate in any dividend on the Common Equity to the extent payable in additional shares of Common Equity.

            2.          Redemption...

            3.          Liquidation....

                        3B.      Liquidation  Participation.  Upon any such
liquidation, dissolution or winding up of the Corporation, after the holders of the Series I Preferred Stock shall have been paid in full the Liquidation Preference and the accrued and unpaid Preferential Dividends and the holders of any other series of Preferred Stock have been paid their liquidation preferences and any accrued and unpaid preferential dividends, the holders of the Series I Preferred Stock and the holders of any other series of Preferred Stock shall not be entitled to any further payment unless and until the holders of Common Equity shall have received out of the assets of the Corporation available for distribution to its stockholders (whether from capital, surplus or earnings), for each share of Common Stock, an amount in cash equal to one-half (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds (but in an inverse manner) to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) of the Liquidation Preference and for each share of Class B Common Stock, an amount equal to one-half (which number shall be equitably and automatically adjusted, following the payment of any dividend with of the Liquidation Preference; but respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds (but in an inverse manner) to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) if, after the holders of Common Equity shall have been paid in full such amounts, the value of the remainder of the assets of the Corporation available for distribution to its stockholders per share of Common Equity, Series I Preferred Stock, and any other series of Preferred Stock entitled to a liquidation participation is greater than the Original Discount for a share of Series I Preferred Stock, the holder of any such share of Series I Preferred Stock shall be entitled to receive a liquidation participation such that the aggregate liquidation payment for each share of Series I Preferred Stock is equal to the difference between two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the aggregate liquidation payment for each share of Common Equity and the Original
Discount at which the share of Series I Preferred Stock was issued....

            4.          Voting.

                        4A. General Right to Vote. The holders of Series I Preferred Stock shall be entitled to eleven (which corresponds to the total number of votes entitled to be cast by a holder of one share of Common Stock and one share of Class B Common Stock and which number shall be automatically increased should the Company pay a dividend on its Common Equity in additional shares of Common Equity by the number of additional votes which such a holder of one share of Common Stock and one share of Class B Common Stock would be entitled to cast as a result of the stock dividend or any future stock dividends) votes for each Share held of record and, together with the holders of any other series of Preferred Stock who shall have the right and power to vote generally with the holders of Common Equity, shall, together with the holders of Common Equity, all voting as a single class, possess voting power for the election of directors and for all other purposes, except as is otherwise provided in the Restated Certificate of Incorporation or any certificate amendatory thereof or supplemental thereto, this paragraph 4 and in paragraph 6 hereof. The foregoing notwithstanding, on and subsequent to the Conversion Date, the holders of Series I Preferred Stock shall be entitled to two (which corresponds to the total number of votes entitled to be cast by a holder of two shares of Common Stock and which number shall be automatically increased should the Company pay a dividend on its Common Equity in additional shares of Common Equity by the number of additional votes which such a holder of two shares of Common Stock would be entitled to cast as a result of the stock dividend or any future stock dividends) votes for each Share held of record....

            V. Series II Preferred Stock. The number of shares constituting the Series II Preferred Stock shall be 5,000, which number may from time to time be decreased (but not below the number of shares then outstanding) by the Board of Directors and the voting power, preferences and relative, participating, optional, dividend and other special rights, and the qualifications, limitations and restrictions of the Series II Preferred Stock and the restrictions on the Corporation in connection with the Series II Preferred Stock shall be as follows:

            1.          Dividends....

                        1C.         Participating  Dividends.  Whenever  there
is a declaration of a dividend upon the Common Equity, there shall also be a declaration of a Participating Dividend upon the Series II Preferred Stock if, at the time of such declaration upon the Common Equity, the Total Dividend Rate multiplied by two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the sum of (i) any prior payment or payments or dividends upon Common Equity during the Dividend Year per share of Common Equity outstanding at the time of such payment or payments ("Prior Common Equity Dividend Payments") and (ii) the amount of any such declaration of a dividend upon the Common Equity per share of Common Equity outstanding at the time of such declaration ("Common Equity Dividend Declaration"), is greater than the sum of any prior payment or payments of Preferential Dividends upon Series II Preferred Stock during the Dividend Year per Share outstanding at the time of such payment or payments ("Prior Preferential Dividend Payments") and any prior payment or payments of Participating Dividends upon Series II Preferred Stock during the Dividend Year per Share outstanding at the time of such payment or payments ("Prior Participating Dividend Payments"). If there shall be a declaration of a Participating Dividend as aforesaid, (a) the amount of such Participating Dividend during any Dividend Year shall be equal to the Total Dividend Rate multiplied by two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the sum of the Prior Common Equity Dividend Payments and the Common Equity Dividend Declaration, minus the sum of the Prior Preferential Dividend Payments and the Prior Participating Dividend Payments; and (b) payment of such Participating Dividend shall be made on the date that payment of the corresponding dividend upon the Common Equity is made.

            2.          Redemption...

            3.          Liquidation....

                        3B.      Liquidation  Participation.  Upon any such
liquidation, dissolution or winding up of the Corporation, after the holders of the Series II Preferred Stock shall have been paid in full the Liquidation Preference and the accrued and unpaid Preferential Dividends and the holders of any other series of Preferred Stock have been paid their liquidation preferences and any accrued and unpaid preferential dividends, the holders of the Series II Preferred Stock and the holders of any other series of Preferred Stock shall not be entitled to any further payment unless and until the holders of Common Equity shall have received out of the assets of the Corporation available for distribution to its stockholders (whether from capital, surplus or earnings), for each share of Common Stock, an amount in cash equal to one-half (which number shall be equitably and automatically adjusted following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds (but in an inverse manner) to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) of the Liquidation Preference; but if, after the holders of Common Equity shall have been paid in full such amount, the value of the remainder of the assets of the Corporation available for distribution to its stockholders per share of Common Equity, Series I Preferred Stock, Series II Preferred Stock and any other series of Preferred Stock entitled to a liquidation participation is greater than the Original Discount for a share of Series II Preferred Stock, the holder of any such share of Series II Preferred Stock shall be entitled to receive a liquidation participation such that the aggregate liquidation payment for each share of Series II Preferred Stock is equal to the difference between the aggregate of two (which number shall be equitably and automatically adjusted following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the liquidation payment for each share of Common Equity and the Original Discount at which the share of Series II Preferred Stock was issued....

            4.          Voting.

                        4A. General Right to Vote. The holders of Series II Preferred Stock shall be entitled to eleven (which corresponds to the total number of votes entitled to be cast by a holder of one share of Common Stock and one share of Class B Common Stock and which number shall be automatically increased should the Company pay a dividend on its Common Equity in additional shares of Common Equity by the number of additional votes which such a holder of one share of Common Stock and one share of Class B Common Stock would be entitled to cast as a result of the stock dividend or any future stock dividends) votes for each Share held of record and, together with the holders of any other series of Preferred Stock who shall have the right and power to vote generally with the holders of Common Equity, shall, together with the holders of Common Equity, all voting as a single class, possess voting power for the election of directors and for all other purposes, except as is otherwise provided in this Certificate of Designations or the Restated Certificate of Incorporation or any certificate amendatory thereof or supplemental thereto. The foregoing notwithstanding, on and subsequent to the Conversion Date, the holders of Series II Preferred Stock shall be entitled to two (which corresponds to the total number of votes entitled to be cast by a holder of two shares of Common Stock and which number shall be automatically increased should the Company pay a dividend on its Common Equity in additional shares of Common Equity by the number of additional votes which such a holder of two shares of Common Stock would be entitled to cast as a result of the stock dividend or any future stock dividends) votes for each Share held of record....

            VI. Series III Preferred Stock. The number of shares constituting the Series III Preferred Stock shall be 5,000, which number may from time to time be decreased (but not below the number then outstanding) by the Board of Directors and the voting power, preferences and relative, participating, optional, dividend and other special rights, and the qualifications, limitations and restrictions of the Series III Preferred

Stock and the restrictions on the Corporation in connection with the Series III Preferred Stock shall be as follows:

            1.          Dividends....

                        1C.      Participating  Dividends.  Whenever  there is
a declaration of a dividend upon the Common Equity, there shall also be a declaration of a Participating Dividend upon the Series III Preferred Stock if, at the time of such declaration upon the Common Equity, the Total Dividend Rate multiplied by two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the sum of (i) any prior payment or payments or dividends upon Common Equity during the Dividend Year per share of Common Equity outstanding at the time of such payment or payments ("Prior Common Equity Dividend Payments") and (ii) the amount of any such declaration of a dividend upon the Common Equity per share of Common Equity outstanding at the time of such declaration ("Common Equity Dividend Declaration"), is greater than the sum of any prior payment or payments of Preferential Dividends upon Series III Preferred Stock during the Dividend Year per Share outstanding at the time of such payment or payments ("Prior Preferential Dividend Payments") and any prior payment or payments of Participating Dividends upon Series III Preferred Stock during the Dividend Year per Share outstanding at the time of such payment or payments ("Prior Participating Dividend Payments"). If there shall be a declaration of a Participating Dividend as aforesaid, (a) the amount of such Participating Dividend during any Dividend Year shall be equal to the Total Dividend Rate multiplied by two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the sum of the Prior Common Equity Dividend Payments and the Common Equity Dividend Declaration, minus the sum of the Prior Preferential Dividend Payments and the Prior Participating Dividend Payments; and (b) payment of such Participating Dividend shall be made on the date that payment of the corresponding dividend upon the Common Equity is made.

            2.          Redemption....

            3.          Liquidation....

                        3B.      Liquidation  Participation.  Upon any such
liquidation, dissolution or winding up of the Corporation, after the holders of the Series III Preferred Stock shall have been paid in full the Liquidation Preference and the accrued and unpaid Preferential Dividends and the holders of any other series of Preferred Stock have been paid their liquidation preferences and any accrued and unpaid preferential dividends, the holders of the Series III Preferred Stock and the holders of any other series of Preferred Stock shall not be entitled to any further payment unless and until the holders of Common Equity shall have received out of the assets of the Corporation available for distribution to its stockholders (whether from capital, surplus or earnings), for each share of Common Stock, an amount in cash equal to one-half (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds (but in an inverse manner) to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) of the Liquidation Preference; but if, after the holders of Common Equity shall have been paid in full such amount, the value of the remainder of the assets of the Corporation available for distribution to its stockholders per share of Common Equity, Series I Preferred Stock, Series II Preferred Stock, Series III Preferred Stock and any other series of Preferred Stock entitled to a liquidation participation is greater than the Original Discount for a share of Series III Preferred Stock, the holder of any such share of Series III Preferred Stock shall be entitled to receive a liquidation participation such that the aggregate liquidation payment for each share of Series III Preferred Stock is equal to the difference between the aggregate of two (which number shall be equitably and automatically adjusted, following the payment of any dividend with respect to the Common Equity in additional shares of Common Equity, in a manner which corresponds in a direct manner to the relative increase in the number of outstanding shares of Common Equity as a result of the stock dividend) times the liquidation payment for each share of Common Equity and the Original Discount at which the share of Series III
Preferred Stock was issued....

            4.          Voting....

                        4A. General Right to Vote. The holders of Series III Preferred Stock shall be entitled to eleven (which corresponds to the total number of votes entitled to be cast by a holder of one share of Common Stock and one share of Class B Common Stock and which number shall be automatically increased should the Company pay a dividend on its Common Equity in additional shares of Common Equity by the number of additional votes which such a holder of one share of Common Stock and one share of Class B Common Stock would be entitled to cast as a result of the stock dividend or any future stock dividends) votes for each Share held of record and, together with the holders of any other series of Preferred Stock who shall have the right and power to vote generally with the holders of Common Equity, shall, together with the holders of Common Equity, all voting as a single class, possess voting power for the election of directors and for all other purposes, except as is otherwise provided in this Certificate of Designations or the Restated Certificate of Incorporation or any certificate amendatory thereof or supplemental thereto. The foregoing notwithstanding, on and subsequent to the Conversion Date, the holders of Series III Preferred Stock shall be entitled to two (which corresponds to the total number of votes entitled to be cast by a holder of two shares of Common Stock and which number shall be automatically increased should the Company pay a dividend on its Common Equity in additional shares of Common Equity by the number of additional votes which such a holder of two shares of Common Stock would be entitled to cast as a result of the stock dividend or any future stock dividends) votes for each Share held of record....

                              GREY ADVERTISING INC.
                                  COMMON STOCK
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDER TO BE HELD ON JUNE 28, 2000

       The undersigned stockholder(s) of Grey Advertising Inc. ("Company") hereby appoint(s) Edward H. Meyer and Steven G. Felsher, and each of them, the true and lawful proxies, agents and attorneys of the undersigned each with full power to act without the other and with full power of substitution and revocation, to represent and act for the undersigned, in the name, place and stead of the undersigned, and to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's San Francisco, California Office, 58 Maiden Lane, San Francisco, California on June 28, 2000, at 8:00 A.M. local time, and at any and all adjournments thereof, on the following matters.
       THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND IN FAVOR OF THE PROPOSALS REFERRED TO IN ITEMS 2 THROUGH 5. IF OTHER MATTERS NOT KNOWN COME BEFORE THE MEETING THE PERSONS NAMED HEREIN OR THEIR SUBSTITUTES WILL VOTE SUCH SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT.
       THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, AGENTS AND ATTORNEYS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, LAWFULLY MAY DO AT THE MEETING AND HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.
       IF ONLY ONE OF SAID PROXIES, OR HIS SUBSTITUTE, BE PRESENT AND VOTE AT SAID MEETING, OR AT ANY OR ALL ADJOURNMENTS THEREOF, SUCH PERSON SHALL HAVE AND MAY EXERCISE ALL POWERS HEREBY GRANTED.
                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             GREY ADVERTISING INC.

                                  COMMON STOCK

                                  JUNE 28, 2000

                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
------------------------------------------------------------------------------

                                           WITHHELD
                              FOR            FROM

PROPOSAL NO. 1.              [  ]            [  ]
The election of Edward H.
Meyer, as Director, to hold office until the Annual Meeting to be held in 2003 or until the election of his successor


                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 2.              [  ]            [  ]                 [  ]
A proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company.


                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 3.              [  ]            [  ]                 [  ]
A proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock and Limited Duration Class B Common Stock, to decrease the par value per share of existing shares and to make related changes.

                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 4.              [  ]            [  ]                 [  ]
A proposal to amend
the Company 's 1994 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder.


                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 5.              [  ]            [  ]                 [  ]
A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for 2000.



PROPOSAL NO. 6.
The transaction of such other business as may properly come before the meeting, and at any and all adjournments thereof.



The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement dated June 2, 2000.

Signature(s)                                 (L.S.) Dated:              , 2000
            ---------------------------------             --------------


NOTE:       Stockholder(s) should sign exactly as name appears above.

                              GREY ADVERTISING INC.
                            LIMITED DURATION CLASS B
                                  COMMON STOCK
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF STOCKHOLDER TO BE HELD ON JUNE 28, 2000

       The undersigned stockholder(s) of Grey Advertising Inc. ("Company") hereby appoint(s) Edward H. Meyer and Steven G. Felsher, and each of them, the true and lawful proxies, agents and attorneys of the undersigned each with full power to act without the other and with full power of substitution and revocation, to represent and act for the undersigned, in the name, place and stead of the undersigned, and to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at the Company's San Francisco, California Office, 58 Maiden Lane, San Francisco, California on June 28, 2000, at 8:00 A.M. local time, and at any and all adjournments thereof, on the following matters.
       THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR AND IN FAVOR OF THE PROPOSALS REFERRED TO IN ITEMS 2 THROUGH 5. IF OTHER MATTERS NOT KNOWN COME BEFORE THE MEETING THE PERSONS NAMED HEREIN OR THEIR SUBSTITUTES WILL VOTE SUCH SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT.
       THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID PROXIES, AGENTS AND ATTORNEYS, OR EITHER OF THEM, OR THEIR SUBSTITUTES, LAWFULLY MAY DO AT THE MEETING AND HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING OR ANY AND ALL ADJOURNMENTS THEREOF.
       IF ONLY ONE OF SAID PROXIES, OR HIS SUBSTITUTE, BE PRESENT AND VOTE AT SAID MEETING, OR AT ANY OR ALL ADJOURNMENTS THEREOF, SUCH PERSON SHALL HAVE AND MAY EXERCISE ALL POWERS HEREBY GRANTED.
                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             GREY ADVERTISING INC.

                            LIMITED DURATION CLASS B
                                  COMMON STOCK

                                  JUNE 28, 2000

                  PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
------------------------------------------------------------------------------

                                           WITHHELD
                              FOR            FROM

PROPOSAL NO. 1.              [  ]            [  ]
The election of Edward H.
Meyer, as Director, to hold office until the Annual Meeting to be held in 2003 or until the election of his successor


                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 2.              [  ]            [  ]                 [  ]
A proposal to amend the Company's Restated Certificate of Incorporation to change the name of the Company.


                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 3.              [  ]            [  ]                 [  ]
A proposal to amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock and Limited Duration Class B Common Stock, to decrease the par value per share of existing shares and to make related changes.

                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 4.              [  ]            [  ]                 [  ]
A proposal to amend
the Company 's 1994 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder.


                              FOR           AGAINST             ABSTAIN

PROPOSAL NO. 5.              [  ]            [  ]                 [  ]
A proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for 2000.



PROPOSAL NO. 6.
The transaction of such other business as may properly come before the meeting, and at any and all adjournments thereof.



The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement dated June 2, 2000.

Signature(s)                                 (L.S.) Dated:              , 2000
            ---------------------------------             --------------


NOTE:       Stockholder(s) should sign exactly as name appears above.